UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/30/2017

Item 1. Reports to Stockholders.

Semiannual Report 4/30/2017

OppenheimerFunds®
The Right Way
to Invest

# Oppenheimer
# Equity Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index
6-Month	11.37%	4.97%	11.69%
1-Year	17.53	10.78	16.55
5-Year	10.34	9.05	13.32
10-Year	6.49	5.86	5.53

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 11.37% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 11.69%. On a relative basis, the Fund’s underperformance versus the Index stemmed primarily from stock selection in the telecommunication services and health care sectors. An underweight position and stock selection in the industrials sector also detracted from performance. The Fund outperformed the Index in the financials, energy and utilities sectors primarily due to favorable stock selection.

MARKET OVERVIEW

It would be an understatement to refer to 2016 as an eventful year, and the fourth quarter provided an exclamation point. The results of the Presidential election marked a significant change in market sentiment that was widely unexpected. Similar to the surprise Brexit vote in June, expectations of a negative market reaction proved to be overly pessimistic, and the U.S. equity market reacted in a positive manner, with the Index gaining almost 8% between the election and mid-December, when the Federal Reserve increased the Federal Funds Rate by another quarter percent, only the second such move since the Financial Crisis.

Investors became optimistic that an incoming Trump administration would pursue a pro-growth economic agenda, specifically around corporate tax reform and deregulation. The primary beneficiary of the equity market’s year-end optimism was the financials sector, led by bank stocks. Rising interest rates, coupled with the prospect of lower corporate tax rates and a reduced regulatory burden could all benefit bank profitability, which drove valuation multiples higher for the group. Cyclical sectors such as energy, industrials, and materials also stood out as beneficiaries of potential higher economic growth rates. Historically defensive sectors such as consumer staples, health care, and real estate investment trusts (REITs) underperformed. The only defensive sector to buck the trend was telecommunication services, which stands to benefit from potential tax reform.

The first quarter of 2017 was, for the most part, a mirror image of the fourth quarter of 2016 with regards to sector performance. During this time, the Index was led by those sectors that had underperformed after the election. Health care, consumer staples, and utilities were notable outperformers. Financials, the standout from the fourth quarter, was relatively flat, and the biggest sector loser was energy.

Uncertainty about the implementation of the Trump pro-growth agenda arose in March, as Congress struggled to pass a bill meant to replace the Affordable Care Act. It became

3        OPPENHEIMER EQUITY INCOME FUND

apparent that the likelihood of the more ambitious proposals passing was, at the very least, less likely than previously assumed.

Overall, all 11 sectors in the Index finished with gains for the six-month reporting period, with the strongest performers being financials, industrials, materials and information technology. The weakest performers were energy and real estate.

FUND REVIEW

During the reporting period, top contributors to performance included Assured Guaranty Ltd., Citigroup Inc. and JPMorgan Chase & Co. Assured Guaranty Ltd. (AGO) is a leading municipal bond insurer. We took profits in Assured Guaranty Ltd. after strong returns in 2016. The firm, which insures debt obligations such as municipal bonds, enjoyed a strong 2016 and remains committed to capital return through both dividends and share repurchase and remains one of our top holdings in the financials sector. Citigroup and JPMorgan Chase fared well in a favorable environment for bank stocks.

Detractors from performance during the reporting period included Frontier Communications Corporation, Teva Pharmaceutical Industries Limited and QUALCOMM, Inc.

Frontier Communications Corporation is a high-yielding local telephone company. In 2016, the company acquired wireline operations in Texas, California and Florida from Verizon Communications. The company reported earnings for the fourth quarter, which showed continued issues related to the integration of these assets. We believe there is a distinct possibility that the company will cut its dividend, and although we have been disappointed with the performance of the investment to date, a dividend cut could help the company continue to reduce leverage and maintain an attractive yield.

Teva Pharmaceutical Industries Limited is a leading generic drug manufacturer. Teva has been a very disappointing investment during the second half of 2016. An expensive acquisition of Allergan’s generic business was poorly timed as the pricing environment has deteriorated for the generic industry. Furthermore, a delay in new product introductions has impacted recent results. Lastly, competition for its largest product appears likely (although not unexpected) over the next 12 months or so. While we are disappointed with the company’s execution, we believe the stock is attractively valued.

QUALCOMM develops, designs, manufactures, and markets digital communications products and services in China, South Korea, Taiwan, the United States, and internationally. The company reported a weak second quarter outlook amid ongoing legal and regulatory challenges. Despite these challenges, QUALCOMM remains on track to complete its acquisition of NXP Semiconductors, which will provide a platform to extend into new markets such as Automotive, Security, and the “Internet of Things” (IoT).

4        OPPENHEIMER EQUITY INCOME FUND

STRATEGY & OUTLOOK

The first quarter of 2017 saw modest gains in U.S. equity markets and was also categorized by a resurgence of growth as a style. Despite this turnaround in the first quarter, we remain optimistic for value as a style for a number of reasons.

First, we believe the results of the presidential election, along with the Federal Reserve’s shift in policy, represent a significant change in the U.S. equity market, which introduces an increasing number of variables that can impact a company’s fundamentals. Global central banks are running out of arrows in their quivers that can be used to support asset markets generally, and investors will need to determine how things like corporate tax reform, regulatory changes, and potential changes to trade agreements might impact individual companies. We have seen evidence of this trend through lower equity correlations. Stocks are no longer trading as a group. Stock-specific fundamental analysis should once again help separate the so-called “wheat” from the “chaff.”

Second, valuations among value stocks as a group remain attractive relative to growth. Notwithstanding value’s outperformance in 2016, the price/book premium attached to growth stocks is once again above normal levels when compared to the past 25 years. This relationship tends to favor value on a forward-looking basis.

Michael S. Levine, CFA Portfolio Manager

5        OPPENHEIMER EQUITY INCOME FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	5.4%
Chevron Corp.	2.8
JPMorgan Chase & Co.	2.6
Wells Fargo & Co.	2.5
Pfizer, Inc.	2.5
Royal Dutch Shell plc, Cl. A, Sponsored ADR	2.2
Apple, Inc.	2.1
AT&T, Inc.	2.1
Colony NorthStar, Inc., Cl. A	2.1
Merck & Co., Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	11.6%
Oil, Gas & Consumable Fuels	11.4
Pharmaceuticals	5.7
Real Estate Investment Trusts (REITs)	5.7
Capital Markets	5.2
Insurance	4.3
Diversified Telecommunication Services	3.1
Technology Hardware, Storage & Peripherals	2.8
Semiconductors & Semiconductor Equipment	2.7
Health Care Equipment & Supplies	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	92.2%
Preferred Stocks	7.1
Convertible Corporate Bonds and Notes	0.4
Structured Securities	0.2
Investment Company Oppenheimer Institutional Government Money Market Fund	0.1
Mortgage-Backed Obligations Government Agency	—*
Non-Convertible Corporate Bonds and Notes	—*

*Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of investments.

6        OPPENHEIMER EQUITY INCOME FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	11.37%	17.53%	10.34%	6.49%
Class B (OBEIX)	3/3/97	10.92	16.63	9.43	5.92
Class C (OCEIX)	3/3/97	10.92	16.60	9.50	5.65
Class I (OIEIX)	2/28/12	11.59	18.02	10.79	10.54*
Class R (ONEIX)	3/1/01	11.18	17.19	10.01	6.13
Class Y (OYEIX)	2/28/11	11.48	17.79	10.63	8.59*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OAEIX)	2/13/87	4.97%	10.78%	9.05%	5.86%
Class B (OBEIX)	3/3/97	5.92	11.63	9.15	5.92
Class C (OCEIX)	3/3/97	9.92	15.60	9.50	5.65
Class I (OIEIX)	2/28/12	11.59	18.02	10.79	10.54*
Class R (ONEIX)	3/1/01	11.18	17.19	10.01	6.13
Class Y (OYEIX)	2/28/11	11.48	17.79	10.63	8.59*

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but

7        OPPENHEIMER EQUITY INCOME FUND

does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8         OPPENHEIMER EQUITY INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EQUITY INCOME FUND

Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017

Class A	$ 1,000.00	$ 1,113.70	$ 5.41

Class B	1,000.00	1,109.20	9.45

Class C	1,000.00	1,109.20	9.40

Class I	1,000.00	1,115.90	3.20

Class R	1,000.00	1,111.80	6.78

Class Y	1,000.00	1,114.80	4.15

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.69	5.17

Class B	1,000.00	1,015.87	9.04

Class C	1,000.00	1,015.92	8.99

Class I	1,000.00	1,021.77	3.06

Class R	1,000.00	1,018.40	6.48

Class Y	1,000.00	1,020.88	3.97

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.03%
Class B	1.80
Class C	1.79
Class I	0.61
Class R	1.29
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value

Common Stocks—92.3%

Consumer Discretionary—8.1%

Automobiles—1.4%

Ford Motor Co.	2,975,000	$34,123,250

General Motors Co.	596,000	20,645,440

		54,768,690

Hotels, Restaurants & Leisure—1.0%

Extended Stay America, Inc.	2,275,000	39,676,000

Household Durables—2.0%

CalAtlantic Group, Inc.	1,655,000	59,944,100

PulteGroup, Inc.	869,750	19,717,232

		79,661,332

Media—1.5%

Comcast Corp., Cl. A	510,000	19,986,900

Time Warner, Inc.	415,000	41,197,050

		61,183,950

Multiline Retail—1.4%

Kohl’s Corp.	380,000	14,831,400

Macy’s, Inc.	1,111,000	32,463,420

Target Corp.	130,000	7,260,500

		54,555,320

Specialty Retail—0.8%

Signet Jewelers Ltd.	230,000	15,143,200

Staples, Inc.	1,925,000	18,807,250

		33,950,450

Consumer Staples—7.1%

Beverages—1.2%

Coca-Cola Co. (The)	500,000	21,575,000

Molson Coors Brewing Co., Cl. B	271,000	25,986,190

		47,561,190

Food & Staples Retailing—2.6%

CVS Health Corp.	197,500	16,281,900

Kroger Co. (The)	175,000	5,188,750

Walgreens Boots Alliance, Inc.	600,000	51,924,000

Wal-Mart Stores, Inc.	390,000	29,320,200

		102,714,850

Food Products—2.0%

B&G Foods, Inc.	416,250	17,482,500

Kraft Heinz Co. (The)	402,500	36,381,975

Post Holdings, Inc.[1]	320,000	26,940,800

		80,805,275

11        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Products—0.5%

Procter & Gamble Co. (The)	247,500	$21,614,175

Tobacco—0.8%

Philip Morris International, Inc.	295,000	32,697,800

Energy—11.4%

Oil, Gas & Consumable Fuels—11.4%

BP plc, Sponsored ADR	1,702,500	58,429,800

Chevron Corp.	1,060,000	113,102,000

Exxon Mobil Corp.	842,500	68,790,125

Kinder Morgan, Inc.	1,675,000	34,555,250

Marathon Oil Corp.	3,375,000	50,186,250

Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,687,500	88,070,625

Williams Cos., Inc. (The)	1,400,000	42,882,000

		456,016,050

Financials—29.7%

Capital Markets—5.2%

Goldman Sachs Group, Inc. (The)	270,000	60,426,000

KKR & Co. LP2	3,835,000	72,788,300

Morgan Stanley	1,715,000	74,379,550

		207,593,850

Commercial Banks—11.6%

Bank of America Corp.	860,000	20,072,400

CIT Group, Inc.	497,500	23,039,225

Citigroup, Inc.[3]	3,674,250	217,221,660

JPMorgan Chase & Co.[3]	1,220,000	106,140,000

Wells Fargo & Co.	1,875,000	100,950,000

		467,423,285

Insurance—4.3%

American International Group, Inc.	1,095,000	66,696,450

Assured Guaranty Ltd.	1,612,500	61,484,625

MetLife, Inc.	857,500	44,427,075

		172,608,150

Real Estate Investment Trusts (REITs)—5.7%

Blackstone Mortgage Trust, Inc., Cl. A	925,000	28,564,000

Colony NorthStar, Inc., Cl. A	6,295,000	82,275,650

iStar, Inc.[1]	425,000	5,197,750

Starwood Property Trust, Inc.	1,795,000	40,728,550

Two Harbors Investment Corp.	2,950,000	29,470,500

Uniti Group, Inc.	1,502,500	41,258,650

		227,495,100

Real Estate Management & Development—0.8%

Realogy Holdings Corp.	1,005,000	30,702,750

12        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value

Thrifts & Mortgage Finance—2.1%

MGIC Investment Corp.[1]	4,517,500	$47,614,450

Radian Group, Inc.	2,275,000	38,402,000

		86,016,450

Health Care—10.8%

Biotechnology—2.5%

AbbVie, Inc.	665,000	43,850,100

Gilead Sciences, Inc.	831,600	57,006,180

		100,856,280

Health Care Equipment & Supplies—2.6%

Abbott Laboratories	1,425,000	62,187,000

Medtronic plc	500,000	41,545,000

		103,732,000

Pharmaceuticals—5.7%

Bristol-Myers Squibb Co.	125,000	7,006,250

Johnson & Johnson	352,500	43,523,175

Merck & Co., Inc.	1,244,600	77,575,918

Pfizer, Inc.[3]	2,975,000	100,912,000

		229,017,343

Industrials—5.6%

Aerospace & Defense—1.1%

General Dynamics Corp.	78,750	15,260,962

United Technologies Corp.	257,500	30,639,925

		45,900,887

Airlines—1.3%

United Continental Holdings, Inc.[1]	765,000	53,710,650

Commercial Services & Supplies—0.2%

RR Donnelley & Sons Co.	576,115	7,241,766

Electrical Equipment—1.1%

Eaton Corp. plc	345,000	26,095,800

General Cable Corp.	900,000	16,200,000

		42,295,800

Industrial Conglomerates—1.8%

General Electric Co.	2,450,000	71,025,500

Machinery—0.1%

Navistar International Corp.[1]	210,000	5,651,100

Information Technology—11.3%

Communications Equipment—1.6%

Cisco Systems, Inc.	1,850,000	63,029,500

13        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electronic Equipment, Instruments, & Components—0.1%

Corning, Inc.	217,500	$6,274,875

Internet Software & Services—1.2%

Alphabet, Inc., Cl. C1	53,500	48,468,860

IT Services—0.7%

International Business Machines Corp.	165,000	26,447,850

Semiconductors & Semiconductor Equipment—2.7%

Intel Corp.	1,077,500	38,951,625

Micron Technology, Inc.[1]	1,275,000	35,279,250

QUALCOMM, Inc.	620,000	33,318,800

		107,549,675

Software—2.2%

Microsoft Corp.	760,000	52,029,600

Oracle Corp.	840,000	37,766,400

		89,796,000

Technology Hardware, Storage & Peripherals—2.8%

Apple, Inc.	600,000	86,190,000

HP, Inc.	775,000	14,585,500

Western Digital Corp.	125,000	11,133,750

		111,909,250

Materials—2.0%

Chemicals—1.2%

Dow Chemical Co. (The)	470,000	29,516,000

LyondellBasell Industries NV, Cl. A	237,500	20,130,500

		49,646,500

Containers & Packaging—0.5%

International Paper Co.	332,500	17,945,025

Paper & Forest Products—0.3%

Domtar Corp.	315,000	12,489,750

Telecommunication Services—3.1%

Diversified Telecommunication Services—3.1%

AT&T, Inc.	2,100,000	83,223,000

CenturyLink, Inc.	125,000	3,208,750

Level 3 Communications, Inc.[1]	107,500	6,531,700

Verizon Communications, Inc.	490,000	22,495,900

Windstream Holdings, Inc.	1,925,000	10,626,000

		126,085,350

Utilities—3.2%

Electric Utilities—2.3%

American Electric Power Co., Inc.	800,000	54,264,000

14        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value

Electric Utilities (Continued)

Exelon Corp.	537,500	$18,613,625

PPL Corp.	520,000	19,817,200

		92,694,825

Independent Power and Renewable Electricity Producers—0.9%

NRG Energy, Inc.	2,035,000	34,391,500

Total Common Stocks (Cost $2,901,641,838)		3,703,204,953

Preferred Stocks—7.1%

Allergan plc, 5.50% Cv., Series A	103,000	89,175,340

Exelon Corp., 6.50% Cv.	519,875	25,676,626

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.[4]	1,032,480	45,780,163

iStar, Inc., 4.50% Cv., Non-Vtg.	1,092,050	56,688,316

Post Holdings, Inc., 5.25% Cv.	88,000	12,823,800

Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	94,000	53,674,000

Total Preferred Stocks (Cost $375,009,860)		283,818,245

	Principal Amount

Mortgage-Backed Obligations—0.0%

Government National Mortgage Assn. I Pool:
8.50%, 8/15/17	$1	1
8.50%, 11/15/17	2	2
8.50%, 12/15/17	1	1
8.50%, 12/15/17	8	9

Total Mortgage-Backed Obligations (Cost $13)		13

Non-Convertible Corporate Bond and Note—0.0%

Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41 (Cost $358,985)[5]	354,000	430,684

Convertible Corporate Bond and Note—0.4%

Navistar International Corp., 4.75% Cv. Sr. Sub. Nts., 4/15/19 (Cost $15,968,718)	18,000,000	17,617,500
	Shares

Structured Security—0.2%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17 (Cost $7,506,561)	198,902	7,619,405

Investment Company—0.1%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[4,6] (Cost $5,624,771)	5,624,771	5,624,771

Total Investments, at Value (Cost $3,306,110,746)	100.1%	4,018,315,571

Net Other Assets (Liabilities)	(0.1)	(4,595,144)

Net Assets	100.0%	$4,013,720,427

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $273,610,176. See Note

6 of the accompanying Notes.

15        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions	Shares April 30, 2017

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	992,500	49,970	9,990	1,032,480
Oppenheimer Institutional Government Money Market Fund, Cl. E	—	264,115,295	258,490,524	5,624,771

		Value	Income	Realized Loss

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg		$45,780,163	$5,659,760	$631,481
Oppenheimer Institutional Government Money Market Fund, Cl. E		5,624,771	22,964	—

Total		$51,404,934	$5,682,724	$631,481

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $430,684 or 0.01% of the Fund’s net assets at period end.

6. Rate shown is the 7-day yield at period end.

Exchange-Traded Options Written at April 30, 2017
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

AbbVie, Inc. Call	USD	65.000	5/19/17	USD	(250)	$24,739	$(41,750)

Alphabet, Inc. Call	USD	900.000	5/19/17	USD	(10)	8,086	(14,000)

American Electric Power Co., Inc. Call	USD	67.500	5/19/17	USD	(1,500)	148,582	(132,000)

Assured Guaranty Ltd. Call	USD	41.000	5/19/17	USD	(250)	8,264	(4,625)

Bank of America Corp. Call	USD	25.000	5/19/17	USD	(540)	13,498	(3,240)

Bank of America Corp. Call	USD	24.000	5/19/17	USD	(335)	14,150	(7,705)

Cisco Systems, Inc. Call	USD	34.000	5/19/17	USD	(250)	5,864	(18,000)

Coca-Cola Co. (The) Call	USD	43.000	5/19/17	USD	(5,000)	337,002	(240,000)

Comcast Corp. Call	USD	40.000	5/19/17	USD	(250)	6,114	(7,000)

Dow Chemical Co. (The) Call	USD	65.000	5/19/17	USD	(285)	25,229	(5,985)

Eaton Corp. plc Call	USD	75.000	5/19/17	USD	(50)	8,118	(8,400)

Exelon Corp. Call	USD	36.000	5/19/17	USD	(250)	7,269	(2,500)

Extended Stay America, Inc. Call	USD	17.500	5/19/17	USD	(825)	25,886	(26,400)

General Dynamics Corp. Call	USD	190.000	5/19/17	USD	(5)	1,635	(2,600)

General Electric Co. Call	USD	29.500	5/19/17	USD	(100)	3,396	(1,300)

HP, Inc. Call	USD	19.000	5/19/17	USD	(250)	5,489	(7,750)

Intel Corp. Call	USD	37.000	5/19/17	USD	(750)	25,692	(6,750)

Kinder Morgan, Inc. Call	USD	22.000	6/16/17	USD	(100)	2,170	(1,600)

Kinder Morgan, Inc. Call	USD	21.500	5/19/17	USD	(125)	1,599	(1,125)

Kohl’s Corp. Call	USD	45.000	5/19/17	USD	(3,250)	167,689	(78,000)

16        OPPENHEIMER EQUITY INCOME FUND

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

Macy’s, Inc. Call	USD	32.000	5/19/17	USD	(400)	$16,482	$(15,200)

Marathon Oil Corp. Call	USD	16.000	5/19/17	USD	(275)	17,698	(4,400)

Marathon Oil Corp. Call	USD	15.500	5/19/17	USD	(250)	6,489	(6,750)

MGIC Investment Corp. Call	USD	10.000	5/19/17	USD	(800)	36,122	(58,400)

Micron Technology, Inc. Call	USD	29.000	5/19/17	USD	(125)	7,370	(5,000)

Micron Technology, Inc. Call	USD	26.000	5/19/17	USD	(350)	69,283	(70,000)

Micron Technology, Inc. Call	USD	28.000	5/19/17	USD	(1,450)	146,984	(105,850)

Microsoft Corp. Call	USD	67.500	5/19/17	USD	(250)	25,831	(33,500)

Navistar International Corp. Call	USD	27.000	6/16/17	USD	(50)	7,648	(9,500)

Navistar International Corp. Call	USD	27.000	5/19/17	USD	(75)	6,504	(7,688)

Navistar International Corp. Call	USD	28.000	5/19/17	USD	(100)	5,779	(5,700)

Navistar International Corp. Call	USD	28.000	6/16/17	USD	(150)	22,778	(22,125)

NRG Energy, Inc. Call	USD	17.000	5/19/17	USD	(100)	6,896	(5,800)

PPL Corp. Call	USD	38.000	5/19/17	USD	(5,000)	279,965	(300,000)

Radian Group, Inc. Call	USD	20.000	5/19/17	USD	(250)	7,419	(625)

Realogy Holdings Corp. Call	USD	30.000	5/19/17	USD	(325)	36,205	(50,375)

Staples, Inc. Call	USD	10.000	5/19/17	USD	(250)	6,614	(6,250)

Staples, Inc. Call	USD	10.000	6/16/17	USD	(274)	9,978	(10,960)

Time Warner, Inc. Call	USD	100.000	5/19/17	USD	(250)	23,037	(9,250)

Two Harbors Investment Corp. Call	USD	10.000	5/19/17	USD	(5,000)	50,337	(75,000)

United Continental Holdings, Inc. Call	USD	75.000	5/19/17	USD	(50)	2,698	(1,750)

United Technologies Corp. Call	USD	120.000	5/19/17	USD	(675)	17,521	(49,275)

Wal-Mart Stores, Inc. Call	USD	77.500	5/19/17	USD	(1,000)	35,934	(34,000)

Wells Fargo & Co. Call	USD	55.000	5/19/17	USD	(250)	11,511	(7,000)

Western Digital Corp. Call	USD	87.500	5/19/17	USD	(75)	17,357	(22,875)

Western Digital Corp. Call	USD	85.000	5/19/17	USD	(225)	77,053	(109,125)

Total Exchange-Traded Options Written						$1,791,964	$(1,637,128)

See accompanying Notes to Financial Statements.

17        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,200,055,581)	$3,966,910,637
Affiliated companies (cost $106,055,165)	51,404,934

4,018,315,571

Cash	1,490,094

Receivables and other assets:
Investments sold	37,650,263
Interest, dividends and principal paydowns	5,245,874
Shares of beneficial interest sold	1,543,496
Other	317,727

Total assets	4,064,563,025

Liabilities
Options written, at value (premiums received $1,791,964)	1,637,128

Payables and other liabilities:
Investments purchased	41,280,690
Shares of beneficial interest redeemed	6,754,084
Distribution and service plan fees	745,460
Trustees’ compensation	349,944
Shareholder communications	16,669
Other	58,623

Total liabilities	50,842,598

Net Assets	$4,013,720,427

Composition of Net Assets
Par value of shares of beneficial interest	$13,804

Additional paid-in capital	3,523,591,451

Accumulated net investment income	3,085,189

Accumulated net realized loss on investments and foreign currency transactions	(225,327,328)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	712,357,311

Net Assets	$4,013,720,427

18        OPPENHEIMER EQUITY INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $2,774,673,841 and 91,311,452 shares of beneficial interest outstanding)	$30.39

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$32.24

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,911,432 and 1,724,529 shares of beneficial interest outstanding)	$24.30

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $654,957,435 and 26,938,166 shares of beneficial interest outstanding)	$24.31

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $78,218,833 and 2,577,907 shares of beneficial interest outstanding)	$30.34

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $139,393,631 and 4,792,867 shares of beneficial interest outstanding)	$29.08

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $324,565,255 and 10,691,203 shares of beneficial interest outstanding)	$30.36

See accompanying Notes to Financial Statements.

19        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $993,056)	$65,599,730
Affiliated companies	5,682,724

Interest	2,615,782

Total investment income	73,898,236

Expenses
Management fees	11,649,448

Distribution and service plan fees:
Class A	3,389,366
Class B	272,962
Class C	3,345,601
Class R	355,669

Transfer and shareholder servicing agent fees:
Class A	3,112,225
Class B	60,120
Class C	737,464
Class I	15,710
Class R	157,218
Class Y	350,042

Shareholder communications:
Class A	27,858
Class B	1,692
Class C	6,193
Class I	208
Class R	1,013
Class Y	3,134

Custodian fees and expenses	71,010

Borrowing fees	38,167

Trustees’ compensation	33,223

Other	174,120

Total expenses	23,802,443
Less waivers and reimbursements of expenses	(206,612)

Net expenses	23,595,831

Net Investment Income	50,302,405

20        OPPENHEIMER EQUITY INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes premiums on options exercised)	$173,867,465
Affiliated companies	(631,481)
Closing and expiration of option contracts written	33,705,390
Foreign currency transactions	33,083

Net realized gain	206,974,457

Net change in unrealized appreciation/depreciation on:
Investment transactions	188,500,325
Translation of assets and liabilities denominated in foreign currencies	(135)
Option contracts written	(1,256,063)

Net change in unrealized appreciation/depreciation	187,244,127

Net Increase in Net Assets Resulting from Operations	$444,520,989

See accompanying Notes to Financial Statements.

21        OPPENHEIMER EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$50,302,405	$108,878,767

Net realized gain (loss)	206,974,457	(277,323,185)

Net change in unrealized appreciation/depreciation	187,244,127	104,307,031

Net increase (decrease) in net assets resulting from operations	444,520,989	(64,137,387)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(32,768,922)	(110,147,385)
Class B	(598,793)	(3,225,763)
Class C	(7,517,571)	(27,881,945)
Class I	(1,544,375)	(5,466,467)
Class R	(1,578,028)	(5,343,507)
Class Y	(4,060,011)	(16,721,119)

	(48,067,700)	(168,786,186)

Distributions from net realized gain:
Class A	—	(176,534,563)
Class B	—	(6,392,738)
Class C	—	(52,677,558)
Class I	—	(7,275,438)
Class R	—	(8,925,712)
Class Y	—	(28,393,134)

	—	(280,199,143)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(257,538,102)	(563,953,981)
Class B	(29,265,564)	(37,012,046)
Class C	(61,697,864)	(157,007,201)
Class I	(55,492,668)	(13,113,201)
Class R	(16,581,365)	(19,025,576)
Class Y	(6,358,867)	(241,286,632)

	(426,934,430)	(1,031,398,637)

Net Assets
Total decrease	(30,481,141)	(1,544,521,353)

Beginning of period	4,044,201,568	5,588,722,921

End of period (including accumulated net investment income of $3,085,189 and $850,484, respectively)	$4,013,720,427	$4,044,201,568

See accompanying Notes to Financial Statements.

22        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$27.60	$29.99	$33.60	$31.35	$25.80	$22.95
Income (loss) from investment operations:
Net investment income[2]	0.38	0.66	0.87	0.78	0.75	0.61
Net realized and unrealized gain (loss)	2.76	(0.62)	(1.92)	3.50	5.89	2.97
Total from investment operations	3.14	0.04	(1.05)	4.28	6.64	3.58
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.35)	(0.96)	(0.81)	(0.92)	(0.82)	(0.73)
Distributions from net realized gain	0.00	(1.47)	(1.75)	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(0.35)	(2.43)	(2.56)	(2.03)	(1.09)	(0.73)
Net asset value, end of period	$30.39	$27.60	$29.99	$33.60	$31.35	$25.80

Total Return, at Net Asset Value[3]	11.37%	0.46%	(3.45)%	14.19%	26.57%	15.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,774,674	$2,759,383	$3,641,622	$4,121,447	$3,748,273	$2,494,276
Average net assets (in thousands)	$2,852,968	$3,045,384	$4,016,231	$4,041,525	$3,048,993	$2,276,255
Ratios to average net assets:[4]
Net investment income	2.54%	2.49%	2.73%	2.42%	2.62%	2.51%
Expenses excluding specific expenses listed below	1.04%	1.04%	1.01%	1.00%	1.01%	1.06%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.04%	1.04%	1.01%	1.00%	1.01%	1.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.04%[7]	1.01%[7]	1.00%[7]	1.01%[7]	1.06%[7]
Portfolio turnover rate	20%	41%	43%	40%	31%	30%

23        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.04%
Year Ended October 31, 2016	1.04%
Year Ended October 30, 2015	1.01%
Year Ended October 31, 2014	1.00%
Year Ended October 31, 2013	1.01%
Year Ended October 31, 2012	1.06%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER EQUITY INCOME FUND

Class B	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$22.14	$24.57	$27.99	$26.45	$21.95	$19.64
Income (loss) from investment operations:
Net investment income[2]	0.24	0.38	0.53	0.44	0.41	0.32
Net realized and unrealized gain (loss)	2.17	(0.54)	(1.58)	2.93	4.98	2.55
Total from investment operations	2.41	(0.16)	(1.05)	3.37	5.39	2.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.80)	(0.62)	(0.72)	(0.62)	(0.56)
Distributions from net realized gain	0.00	(1.47)	(1.75)	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(0.25)	(2.27)	(2.37)	(1.83)	(0.89)	(0.56)
Net asset value, end of period	$24.30	$22.14	$24.57	$27.99	$26.45	$21.95

Total Return, at Net Asset Value[3]	10.92%	(0.31)%	(4.16)%	13.28%	25.35%	14.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,911	$65,316	$114,330	$158,955	$168,407	$146,117
Average net assets (in thousands)	$54,946	$83,112	$140,806	$166,435	$155,005	$138,448
Ratios to average net assets:[4]
Net investment income	2.01%	1.77%	2.02%	1.64%	1.72%	1.56%
Expenses excluding specific expenses listed below	1.81%	1.80%	1.76%	1.81%	1.94%	2.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.81%	1.80%	1.76%	1.81%	1.94%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.80%	1.80%[7]	1.76%[7]	1.81%[7]	1.94%[7]	2.02%[7]
Portfolio turnover rate	20%	41%	43%	40%	31%	30%

25        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.81%
Year Ended October 31, 2016	1.80%
Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.94%
Year Ended October 31, 2012	2.02%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

26        OPPENHEIMER EQUITY INCOME FUND

Class C	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$22.16	$24.59	$28.03	$26.50	$21.99	$19.68
Income (loss) from investment operations:
Net investment income[2]	0.21	0.37	0.51	0.44	0.45	0.35
Net realized and unrealized gain (loss)	2.21	(0.52)	(1.57)	2.94	5.00	2.55
Total from investment operations	2.42	(0.15)	(1.06)	3.38	5.45	2.90
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.81)	(0.63)	(0.74)	(0.67)	(0.59)
Distributions from net realized gain	0.00	(1.47)	(1.75)	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(0.27)	(2.28)	(2.38)	(1.85)	(0.94)	(0.59)
Net asset value, end of period	$24.31	$22.16	$24.59	$28.03	$26.50	$21.99

Total Return, at Net Asset Value[3]	10.92%	(0.27)%	(4.20)%	13.33%	25.62%	15.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$654,957	$654,197	$906,696	$1,012,404	$803,867	$458,291
Average net assets (in thousands)	$676,026	$732,570	$1,005,459	$932,089	$607,483	$408,320
Ratios to average net assets:[4]
Net investment income	1.79%	1.74%	1.96%	1.64%	1.83%	1.72%
Expenses excluding specific expenses listed below	1.80%	1.80%	1.76%	1.76%	1.77%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.80%	1.80%	1.76%	1.76%	1.77%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.79%	1.80%[7]	1.76%[7]	1.76%[7]	1.77%[7]	1.85%[7]
Portfolio turnover rate	20%	41%	43%	40%	31%	30%

27        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.80%
Year Ended October 31, 2016	1.80%
Year Ended October 30, 2015	1.76%
Year Ended October 31, 2014	1.76%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.85%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

28        OPPENHEIMER EQUITY INCOME FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]
Per Share Operating Data
Net asset value, beginning of period	$27.56	$29.95	$33.57	$31.32	$25.78	$24.90
Income (loss) from investment operations:
Net investment income[3]	0.47	0.77	0.97	0.88	0.83	0.43
Net realized and unrealized gain (loss)	2.72	(0.61)	(1.89)	3.53	5.92	0.93
Total from investment operations	3.19	0.16	(0.92)	4.41	6.75	1.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(1.08)	(0.95)	(1.05)	(0.94)	(0.48)
Distributions from net realized gain	0.00	(1.47)	(1.75)	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(0.41)	(2.55)	(2.70)	(2.16)	(1.21)	(0.48)
Net asset value, end of period	$30.34	$27.56	$29.95	$33.57	$31.32	$25.78

Total Return, at Net Asset Value[4]	11.59%	0.88%	(3.01)%	14.66%	27.06%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,219	$122,209	$145,585	$125,157	$59,332	$10,147
Average net assets (in thousands)	$105,352	$140,944	$145,869	$87,786	$34,913	$414
Ratios to average net assets:[5]
Net investment income	3.20%	2.89%	3.05%	2.73%	2.85%	2.73%
Expenses excluding specific expenses listed below	0.61%	0.61%	0.58%	0.59%	0.61%	0.63%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%
Total expenses[7]	0.61%	0.61%	0.58%	0.59%	0.61%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.61%[8]	0.61%[8]	0.58%[8]	0.59%[8]	0.61%[8]	0.63%[8]
Portfolio turnover rate	20%	41%	43%	40%	31%	30%

29        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.61%
Year Ended October 31, 2016	0.61%
Year Ended October 30, 2015	0.58%
Year Ended October 31, 2014	0.59%
Year Ended October 31, 2013	0.61%
Period Ended October 31, 2012	0.63%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER EQUITY INCOME FUND

Class R	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$26.43	$28.83	$32.41	$30.31	$24.99	$22.25
Income (loss) from investment operations:
Net investment income[2]	0.39	0.57	0.76	0.66	0.63	0.49
Net realized and unrealized gain (loss)	2.57	(0.60)	(1.86)	3.38	5.70	2.89
Total from investment operations	2.96	(0.03)	(1.10)	4.04	6.33	3.38
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.90)	(0.73)	(0.83)	(0.74)	(0.64)
Distributions from net realized gain	0.00	(1.47)	(1.75)	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(0.31)	(2.37)	(2.48)	(1.94)	(1.01)	(0.64)
Net asset value, end of period	$29.08	$26.43	$28.83	$32.41	$30.31	$24.99

Total Return, at Net Asset Value[3]	11.18%	0.25%	(3.72)%	13.85%	26.11%	15.51%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139,394	$142,064	$176,646	$205,039	$182,858	$124,081
Average net assets (in thousands)	$144,074	$153,770	$195,901	$199,409	$150,952	$111,920
Ratios to average net assets:[4]
Net investment income	2.74%	2.22%	2.47%	2.11%	2.27%	2.08%
Expenses excluding specific expenses listed below	1.30%	1.29%	1.26%	1.30%	1.36%	1.48%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	1.30%	1.29%	1.26%	1.30%	1.36%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.29%[7]	1.26%[7]	1.30%[7]	1.36%[7]	1.48%[7]
Portfolio turnover rate	20%	41%	43%	40%	31%	30%

31        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.30%
Year Ended October 31, 2016	1.29%
Year Ended October 30, 2015	1.26%
Year Ended October 31, 2014	1.30%
Year Ended October 31, 2013	1.36%
Year Ended October 31, 2012	1.48%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

32        OPPENHEIMER EQUITY INCOME FUND

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$27.58	$29.96	$33.58	$31.34	$25.79	$22.94
Income (loss) from investment operations:
Net investment income[2]	0.39	0.75	0.93	0.84	0.84	0.66
Net realized and unrealized gain (loss)	2.77	(0.64)	(1.91)	3.52	5.89	2.99
Total from investment operations	3.16	0.11	(0.98)	4.36	6.73	3.65
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(1.02)	(0.89)	(1.01)	(0.91)	(0.80)
Distributions from net realized gain	0.00	(1.47)	(1.75)	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(0.38)	(2.49)	(2.64)	(2.12)	(1.18)	(0.80)
Net asset value, end of period	$30.36	$27.58	$29.96	$33.58	$31.34	$25.79

Total Return, at Net Asset Value[3]	11.48%	0.74%	(3.23)%	14.46%	26.97%	16.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$324,565	$301,033	$603,844	$697,099	$361,819	$200,436
Average net assets (in thousands)	$321,063	$405,774	$682,611	$487,585	$258,619	$131,940
Ratios to average net assets:[4]
Net investment income	2.60%	2.81%	2.93%	2.60%	2.89%	2.73%
Expenses excluding specific expenses listed below	0.80%	0.80%	0.76%	0.75%	0.71%	0.76%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%
Total expenses[6]	0.80%	0.80%	0.76%	0.75%	0.71%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.80%[7]	0.76%[7]	0.75%[7]	0.71%[7]	0.76%[7]
Portfolio turnover rate	20%	41%	43%	40%	31%	30%

33        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	0.80%
Year Ended October 31, 2016	0.80%
Year Ended October 30, 2015	0.76%
Year Ended October 31, 2014	0.75%
Year Ended October 31, 2013	0.71%
Year Ended October 31, 2012	0.76%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

34        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

35        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are

36        OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $38,793,460 which were deferred. Details of the fiscal year ended October 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

37        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring
2017	$41,989,550
No expiration	294,688,853

Total	$336,678,403

All of these losses are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $ 21,332,975 per year and have an expiration date of October 31, 2017.

At period end, it is estimated that the capital loss carryforwards would be $41,989,550 expiring by 2017 and $126,507,856, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $ 206,974,457 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,363,758,756
Federal tax cost of other investments	(1,791,964)

Total federal tax cost	$3,361,966,792

Gross unrealized appreciation	$812,894,532
Gross unrealized depreciation	(158,185,231)

Net unrealized appreciation	$654,709,301

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of

38        OPPENHEIMER EQUITY INCOME FUND

2. Significant Accounting Policies (Continued)

1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations,

39        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured

40        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$323,795,742	$—	$—	$323,795,742
Consumer Staples	285,393,290	—	—	285,393,290
Energy	456,016,050	—	—	456,016,050
Financials	1,191,839,585	—	—	1,191,839,585
Health Care	433,605,623	—	—	433,605,623
Industrials	225,825,703	—	—	225,825,703
Information Technology	453,476,010	—	—	453,476,010
Materials	80,081,275	—	—	80,081,275
Telecommunication Services	126,085,350	—	—	126,085,350
Utilities	127,086,325	—	—	127,086,325
Preferred Stocks	227,129,929	56,688,316	—	283,818,245
Mortgage-Backed Obligations	—	13	—	13
Non-Convertible Corporate Bond and Note	—	430,684	—	430,684
Convertible Corporate Bond and Note	—	17,617,500	—	17,617,500
Structured Security	—	7,619,405	—	7,619,405
Investment Company	5,624,771	—	—	5,624,771

Total Assets	$3,935,959,653	$82,355,918	$—	$4,018,315,571

Liabilities Table
Other Financial Instruments:
Options written, at value	$(1,637,128)	$—	$—	$(1,637,128)

Total Liabilities	$(1,637,128)	$—	$—	$(1,637,128)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

41        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

42        OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

43        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or

44        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

loss is reported in the Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $666,399 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $4,583,635 and $2,767,987 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2016	129,632	$7,155,512
Options written	613,278	64,775,046
Options closed or expired	(373,366)	(33,705,390)
Options exercised	(337,170)	(36,433,204)

Options outstanding as of April 30, 2017	32,374	$1,791,964

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or

45        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

46        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Equity contracts		$—	Options written, at value	$1,637,128

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (includes premiums on options exercised)*	Closing and expiration of option contracts written	Total

Equity contracts	$(13,335,514)	$33,705,390	$20,369,876

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions*	Option contracts written	Total

Equity contracts	$ 7,921	$ (1,256,063)	$ (1,248,142)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.0001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	5,568,425	$ 166,383,950	12,424,480	$334,501,384
Dividends and/or distributions reinvested	1,039,657	31,100,291	10,036,144	269,937,861
Redeemed	(15,264,556)	(455,022,343)	(43,921,194)	(1,168,393,226)
Net decrease	(8,656,474)	$ (257,538,102)	(21,460,570)	$(563,953,981)

Class B
Sold	33,511	$ 796,452	84,822	$1,805,933
Dividends and/or distributions reinvested	23,831	570,845	422,778	9,170,831
Redeemed	(1,283,021)	(30,632,861)	(2,211,548)	(47,988,810)
Net decrease	(1,225,679)	$ (29,265,564)	(1,703,948)	$(37,012,046)

47        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Sold	1,538,072	$ 36,837,508	3,433,945	$ 73,171,079
Dividends and/or distributions reinvested	292,292	7,008,616	3,389,966	73,614,174
Redeemed	(4,413,513)	(105,543,988)	(14,171,504)	(303,792,454)
Net decrease	(2,583,149)	$ (61,697,864)	(7,347,593)	$ (157,007,201)

Class I
Sold	349,201	$ 10,474,007	1,685,582	$ 43,600,858
Dividends and/or distributions reinvested	38,332	1,144,158	427,614	11,469,254
Redeemed	(2,243,230)	(67,110,833)	(2,539,784)	(68,183,313)
Net decrease	(1,855,697)	$ (55,492,668)	(426,588)	$ (13,113,201)

Class R
Sold	579,721	$ 16,638,214	1,127,246	$ 28,718,295
Dividends and/or distributions reinvested	51,836	1,484,782	519,340	13,391,588
Redeemed	(1,212,783)	(34,704,361)	(2,399,039)	(61,135,459)
Net decrease	(581,226)	$ (16,581,365)	(752,453)	$ (19,025,576)

Class Y
Sold	2,605,690	$ 77,829,412	4,549,355	$ 122,343,163
Dividends and/or distributions reinvested	123,627	3,693,746	1,536,629	41,251,910
Redeemed	(2,953,924)	(87,882,025)	(15,322,680)	(404,881,705)
Net decrease	(224,607)	$ (6,358,867)	(9,236,696)	$ (241,286,632)

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$831,157,028	$1,246,669,535
U.S. government and government agency obligations	—	18,888

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

48        OPPENHEIMER EQUITY INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Next $5.0 billion	0.45
Over $10.0 billion	0.42

The Fund’s effective management fee for the reporting period was 0.57% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	33,577
Accumulated Liability as of April 30, 2017	153,825

49        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained

50        OPPENHEIMER EQUITY INCOME FUND

9. Fees and Other Transactions with Affiliates (Continued)

by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 30, 2017	$378,977	$3,933	$45,125	$16,578	$—

Waivers and Reimbursements of Expenses. Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$140,970
Class B	2,526
Class C	33,369
Class R	7,033
Class Y	16,046

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,668 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

51        OPPENHEIMER EQUITY INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

52        OPPENHEIMER EQUITY INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Equity Income Fund	12/12/16	71.8%	26.3%	1.9%
Oppenheimer Equity Income Fund	3/23/17	92.4%	0.0%	7.6%

53        OPPENHEIMER EQUITY INCOME FUND

OPPENHEIMER EQUITY INCOME FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Michael Levine, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0835.001.0417 June 23, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017